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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 22, 2016

CHERUBIM INTERESTS, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-150061	98-0585268
(State of Other Jurisdiction	(Commission File	(IRS Employer
Of Incorporation)	Number)	Identification No.)

1304 Norwood Dr. Bedford Texas	76022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (844) 842-8872

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(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .   Written communications pursuant to Rule 425 under the Securities Act

      .   Soliciting material pursuant to Rule 14a-12 under the Exchange Act

      .   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

      .   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

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Item 1.01 Entry into a Material Definitive Agreement.

On November 22, 2016 (the “Effective Date”), Cherubim Interests, Inc. (the “Company”) entered into an Investment Agreement (the “Investment Agreement” filed as Exhibit 2.1) by and among the Company, and Tangiers Global, LLC, a Wyoming limited liability company ("Tangiers"), pursuant to which Tangiers has agreed to purchase up to five million dollars ($5,000,000) of the Company's common stock to be sold at an eighty-five percent (85%) discount to the five (5) consecutive Trading Days including and immediately following the receipt of a Put Notice (the "Shares"). The Shares must be registered with the SEC in a current registration statement. The registration rights of Tangiers are outlined in the Registration Rights Agreement (“Rights Agreement”) which details the obligations of the Company, attached herewith as Exhibit 2.2.

On November 22, 2016 (the “Effective Date”), the Company issued to Tangiers that certain convertible promissory note (the “Purchase Note”) in the principal amount of $50,000. The Purchase Note is due June 22, 2017 (the “Maturity Date”). The Purchase Note bears interest at the rate of 10% per annum. The Purchase Note, together with all interest as accrued, is convertible into shares of the Company’s common stock at a price equal to the lowest trading price of the Company’s common stock during the 5 Trading Day period immediately prior to the date of issuance. The Purchase Note may not be prepaid in whole or in part, at any time without the approval of the Holder. The Purchase Note contains representations, warranties, conditions, restrictions, and covenants of the Company that are customary in such transactions with smaller companies.

On November 22, 2016 (the “Effective Date”), the Company issued to Tangiers that certain convertible note (the “Draw-Down Note”) in respect of a credit line in the original principal amount up to $250,000. As of November 22, 2016, the Company recorded a $25,000 draw-down and consideration in respect of the credit line. The Draw-Down Note matures on June 22, 2017 (the “Maturity Date”), and bears interest at the rate of 10% per annum. The Draw-Down Note, together with all interest as accrued, is convertible into shares of the Company’s common stock at a price equal to $0.005. The Draw-Down Note may be prepaid in whole or in part, at 125% of the principal amount owed thereon if under 90 days since the issuance date, at 135% of the principal amount owed thereon if between 91 and 135 days since the issuance date, and 145% of the principal amount owed thereon if over 135 days since the issuance date. The Draw-Down Note contains representations, warranties, conditions, restrictions, and covenants of the Company that are customary in such transactions with smaller companies.

On November 15, 2016, the Company approved a grant of a warrant for 2,500,000 shares of common stock of the Company (the “Warrant”) to Tangiers at an exercise price of $0.01 per share.

In respect of the aforementioned transactions, no solicitation was made and no underwriting discounts were given or paid in connection with these transactions. The Company believes that the issuance of its securities as described above were exempt from registration with the Securities and Exchange Commission pursuant to Section 4(2) of the Securities Act of 1933.

The foregoing descriptions of the terms of the Investment Agreement, Rights Agreement, Purchase Note, Draw-Down Note, and the Warrant are qualified in their entirety by reference to the provisions of the respective agreements filed as Exhibits to this Report.

Item 3.02 Unregistered Sales of Equity Securities

As described in Item 1.01 above, On November 22, 2016 (the “Effective Date”), the Company entered into the Investment Agreement with Tangiers pursuant to which Tangiers has agreed to purchase up to five million dollars ($5,000,000) of the Company's common stock to be sold at an eighty-five percent (85%) discount to the five (5) consecutive Trading Days including and immediately following the receipt of a Put Notice (the "Shares"). The Shares must be registered with the SEC in a current registration statement. The registration rights of Tangiers are outlined in the Registration Rights Agreement (“Rights Agreement”) which details the obligations of the Company, attached herewith as Exhibit 2.2.

Also on November 22, 2016 (the “Effective Date”), the Company issued to Tangiers the Purchase Note in the principal amount of $50,000. The Purchase Note is due June 22, 2017, and the Purchase Note bears interest at the rate of 10% per annum. The Purchase Note, together with all interest as accrued, is convertible into shares of the Company’s common stock at a price equal to the lowest trading price of the Company’s common stock during the 5 Trading Day period immediately prior to the date of issuance. The Purchase Note may not be prepaid in whole or in part, at any time without the approval of the Holder. The Purchase Note contains representations, warranties, conditions, restrictions, and covenants of the Company that are customary in such transactions with smaller companies.

Also on November 22, 2016 (the “Effective Date”), the Company issued to Tangiers the Draw-Down Note in respect of a credit line in the original principal amount up to $250,000. As of November 22, 2016, the Company recorded a $25,000 draw-down and consideration in respect of the credit line. The Draw-Down Note matures on June 22, 2017, and bears interest at the rate of 10% per annum. The Draw-Down Note, together with all interest as accrued, is convertible into shares of the Company’s common stock at a price equal to $0.005. The Draw-Down Note may be prepaid in whole or in part, at 125% of the principal amount owed thereon if under 90 days since the issuance date, at 135% of the principal amount owed thereon if between 91 and 135 days since the issuance date, and 145% of the principal amount owed thereon if over 135 days since the issuance date. The Draw-Down Note contains representations, warranties, conditions, restrictions, and covenants of the Company that are customary in such transactions with smaller companies.

Also on November 15, 2016, the Company approved a grant of a warrant for 2,500,000 shares of common stock of the Company to Tangiers at an exercise price of $0.01 per share.

In respect of the aforementioned transactions, no solicitation was made and no underwriting discounts were given or paid in connection with these transactions. The Company believes that the issuance of its securities as described above were exempt from registration with the Securities and Exchange Commission pursuant to Section 4(2) of the Securities Act of 1933.

The foregoing descriptions of the terms of the Investment Agreement, Rights Agreement, Purchase Note, Draw-Down Note, and the Warrant are qualified in their entirety by reference to the provisions of the respective agreements filed as Exhibits to this Report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

2.1

Investment Agreement, dated November 15, 2016.

2.2

Registration Rights Agreement, dated November 15, 2016

2.3

Fixed Convertible Promissory Note, dated November 15, 2016

2.4

Convertible Promissory Note, dated November 15, 2016

2.5

Warrant, dated November 15, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHERUBIM INTERESTS, INC.

Date: November 22, 2016	By: /s/ Patrick Johnson
Patrick Johnson
Chief Executive Officer